FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 27, 1996





                               VIVRA INCORPORATED
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             (Exact name of registrant as specified in its charter)




      Delaware                     1-10261                    94-3096645
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  (State or other               (Commission                 (IRS Employer
  jurisdiction of              File Number)                   Id. No.)
  incorporation)




           1850 Gateway Drive, Suite 500, San Mateo, California 94404
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                    (Address of principal executive offices)




Registrant's telephone number, including area code:  (415) 577-5700.



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Item 5.  Other Events.
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Vivra Incorporated ("Vivra"), has received from the United States Attorney for the District of Massachusetts a grand jury subpoena which calls for records pertaining to the operations of Vivra Renal Care. The subpoena appears to focus on Vivra's previous relationship with Damon Clinical Laboratories and other affiliated entities (Damon), as well as utilization patterns and procedures pertaining to clinical laboratory blood tests billed to the Medicare and/or Medicaid programs. In connection with the receipt of this subpoena, Vivra has been advised that Vivra Renal Care is now a subject of the United States Attorney's investigation. Vivra will cooperate fully with the United States Attorney in this investigation.

The government is seeking documents for the time period January 1, 1987 through July 1, 1996 that pertain to every kidney dialysis facility owned, managed, or operated by Vivra and affiliated entities, as well as all agreements and communications with Damon. Subsequent to Vivra's spin-off from Community Psychiatric Centers in late 1989, total lab receipts from Damon represented less than 1% of VRC's total revenues.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 27, 1996

                                        VIVRA INCORPORATED



                                        By  /s/ LEANNE M. ZUMWALT
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                                                Leanne M. Zumwalt
                                             Executive Vice President